                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         June 3, 2004
                                                --------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           Montana                       0-14183                 81-0141785
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

  1 First Avenue South, Great Falls, Montana                       59401
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (406) 791-7500
                                                  ------------------------------

                                      None
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On  June  3,  2004,  Energy  West,  Incorporated  issued  a  press  release announcing that the Board of Directors of Energy West, Incorporated had approved the  adoption  of a  Stockholder  Rights  Plan.  A copy of the press  release is attached  as  Exhibit  99.1  to this  Form  8-K and is  incorporated  herein  by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99.1  Energy West,  Incorporated  Press Release issued June 3,
     2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       ENERGY WEST, INCORPORATED

DATE:  June 3, 2004                    /s/  John C. Allen
                                       -----------------------------------------
                                       John C. Allen
                                       Interim President and
                                       Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

99.1                Energy West, Incorporated Press Release dated June 3, 2004